Exhibit 10.2

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT AND FINANCING STATEMENT

from

PETROSHARE CORP.

to

the PUBLIC TRUSTEE OF [       ] COUNTY, COLORADO, TRUSTEE

for the benefit of

PROVIDENCE WATTENBERG, LP, as Administrative Agent

A REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.  FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE ADDRESS OF THE GRANTOR AND DEBTOR IS:

9635 S. Maroon Circle, Suite 400

Englewood, CO 80112

AND THE ADDRESS OF THE AGENT AND SECURED PARTY IS:

16400 North Dallas Parkway, Suite 400

Dallas, TX 75248

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS PRODUCTS OF COLLATERAL.

THIS INSTRUMENT COVERS FIXTURES.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL, INCLUDING MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS).  THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDER OF ADAMS COUNTY, COLORADO.  THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

THIS INSTRUMENT WAS PREPARED BY AND WHEN RECORDED OR FILED SHOULD BE RETURNED TO:

Munsch Hardt Kopf & Harr, P.C.

500 N. Akard Street, Suite 3800

Dallas, TX 75201

Attn: Matthew DeArman

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT AND FINANCING STATEMENT

Section 1.1.                                 Grant and Deed of Trust.  PETROSHARE CORP., a Colorado corporation (hereinafter referred to as “Grantor”), for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment and performance of the obligations, covenants, warranties, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN and SET OVER to the Public Trustee of [      ] County, Colorado (hereinafter called the “Trustee”) for the benefit of Agent (as hereinafter defined), and  IN TRUST WITH POWER OF SALE and right of entry and possession, the following described properties, rights, and interests:

(a)                                 All of Grantor’s rights, titles, and interests in, under and attributable to the oil and gas leases described in Exhibit A (the “Leases”) including, without limitation, any and all royalty interests and all other interests of whatsoever nature or kind and however characterized in, under or attributable to the Leases;

(b)                                 All Grantor’s rights, titles and interests in the mineral estate, whether now owned or hereafter acquired, in the Lands described on attached Exhibit A hereto (the “Lands”), including, without limitation, any and all reversionary interests or other interests of whatsoever nature or kind and however characterized in the Lands described on attached Exhibit A, all of which such rights, titles, interests and estates of Grantor and howsoever characterized, together with the rights, title and interests in the Leases described in subparagraph (a) being hereinafter collectively called the “Mineral Interests”;

(c)                                  All rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to (i) the properties now or hereafter pooled or unitized with any part of the Mineral Interests insofar as they are attributable to or derive from the Mineral Interests; and (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction), insofar as they are attributable to or derive from the Mineral Interests;

(d)                                 Without limitation, all rights, titles and interests now owned or hereinafter acquired by Grantor in oil and gas wells located on the Lands (the “Wells”), including, but not limited to, all wells described on Exhibit A attached hereto;

(e)                                  All rights, titles, and interests now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the “Hydrocarbons”) in, under and which may be produced and saved from the Lands or attributable to the Mineral Interests, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income and proceeds from the sale or use of Hydrocarbons;

(f)                                   All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Mineral Interests and properties, rights, titles, interests and estates described above which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired by Grantor and situated upon, used, held for use, or useful in connection with the operating, working or development of the Leases or the Wells or properties including without limitation, easements, servitudes, licenses and other surface use rights;

(g)                                  All of Grantor’s interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales contracts, processing agreements, transportation agreements, gas balancing agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clauses (a), (b), (c) or (d) above or to the operation of such properties, rights and interests, or to the treating, handling, storing, processing, transporting or marketing of Hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests, as the same may be amended or supplemented from time to time;

(h)                                 All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Mineral Interests, as the same may be enlarged by the removal of any charges or encumbrances to which the Mineral Interests are subject, or otherwise; together with any and all renewals and extensions of the Leases, properties, rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements of Grantor described or mentioned above; and any and all additional interests of any kind hereafter acquired by Grantor in and to the  Lands, Leases and Wells described on Exhibit A;

(i)                                     All of Grantor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property (including, without limitation, all pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, salt water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clauses (a), (b), (c) or (d) above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests;

(j)                                    All of Grantor’s rights, now owned or hereafter acquired, in and to all records which relate to the Lands, Leases, Mineral Interests, and Wells; and

(k)                                 All rights, estates, powers and privileges of Grantor appurtenant to the foregoing rights, interests and properties.

All of the properties, interests and rights described in the preceding subparagraphs (a) through (k) shall be hereinafter sometimes referred to as the “Mortgaged Properties”.  If any of the lands covered by the Leases or other instrument mentioned in Exhibit A are incorrectly described, then nevertheless this Deed of Trust (as defined herein) shall cover all Grantor’s interest in such Leases or other instrument as to all of the lands and interests covered thereby.

TO HAVE AND TO HOLD the Mortgaged Properties, together with all and singular the rights, estates, hereditaments, powers and privileges appurtenant or incident thereto, unto the Trustee and his or her successors or substitutes in this trust and to his or their successors and assigns, forever.

BUT IN TRUST, NEVERTHELESS, for the benefit and security of the holders of the obligations and indebtedness secured hereby and upon the trusts and subject to the terms and provisions herein set forth.

Section 1.2.                                 Scope of Deed of Trust.  This Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (this “Deed of Trust”) is a deed of trust and mortgage of both real/immovable and personal/movable property, a security agreement, a financing statement and an assignment, and also covers proceeds, fixtures and as-extracted collateral.  For purposes hereof, the names and addresses of the “debtor” and “secured party” are those of the Grantor and Agent, respectively.  The description of the types (or items) of property covered by this financing statement are all of the property described in the following definition of Property, including without limitation, all such property which is or is to become a fixture or is as-extracted collateral.  Grantor is the record owner of the real estate or interest in the real estate comprising the Mortgaged Properties.

Section 1.3.                                 Grant of Security Interest.  In order to further secure the payment of the Secured Indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Grantor hereinafter described, Grantor hereby grants to Agent a security interest in the entire interest of Grantor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the Mortgaged Properties and:

(a)                                 all as-extracted collateral (as defined in the UCC (as hereinafter defined)), including, but not limited to, all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the “Production”), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

(b)                                 without limitation of any other provisions of this Section 1.3, all payments received in lieu of production from the Mortgaged Properties (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, “take or pay” payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Grantor as a result of Grantor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this clause (b) being herein called “Payments in Lieu of Production”);

(c)                                  all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production), and all renewals or replacements of the foregoing or substitutions for the foregoing;

(d)                                 all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Grantor is operator or non-operator), or the treating, handling, storing, processing, transporting, or marketing of Production (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

(e)                                  without limitation of the generality of the foregoing, any rights and interests of Grantor under any present or future Swap Agreements (as defined in the Credit Agreement) now existing or hereafter entered into by or on behalf of Grantor;

(f)                                   all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) in which Grantor now or hereafter has ownership rights or rights to use to the extent of such rights or in which Grantor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

(g)                                  all money, documents, instruments, chattel paper, securities, accounts or general intangibles arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property;

(h)                                 without limitation of or by any of the forgoing, all rights, titles and interests now owned or hereafter acquired by Grantor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, accounts, accounts receivable, deposit accounts, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including, without limitation, electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in clauses (a), (b), (c), (d), (e), (f), and (g), above and this clause (h) being herein sometimes collectively called the “Collateral”); and

(i)                                     all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real/immovable property, personal/movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the “Property”).

Except as otherwise expressly provided in this Deed of Trust, all terms in this Deed of Trust relating to the Collateral and the grant of the foregoing security interest which are defined in the applicable Uniform Commercial Code (the “UCC”) shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the UCC, as those meanings may be amended, revised or replaced from time to time.  Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible.  Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Deed of Trust, then such term, as used herein, shall be given such broadened meaning.  If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Deed of Trust, such amendment or holding shall be disregarded in defining terms used in this Deed of Trust.

Section 1.4.                                 Authorization to File Financing Statements.  Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto necessary to implement the terms of this Deed of Trust and may indicate the Grantor’s collateral as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or  by any other description which reasonably approximates the description contained in this Deed of Trust.

Section 1.5.                                 Secured Indebtedness.  This Deed of Trust is made irrevocably in trust, with power of sale to secure and enforce the following obligations, indebtedness and liabilities:

(a)                                 All indebtedness and other obligations now or hereafter incurred or arising pursuant to the provisions of that certain Secured Term Credit Agreement, dated as of January 31, 2018, among Grantor, as the Borrower, the lenders from time to time party thereto (the “Lenders”), and Providence Wattenberg, LP, individually and in its capacity as Administrative Agent (in such capacity, the “Agent”) for the benefit of the Lenders (such Secured Term Credit Agreement, as the same may from time to time be supplemented, amended or modified, and all other agreements given in substitution therefor or in restatement, amendment and restatement, renewal or extension thereof, in whole or in part, being herein called the “Credit Agreement”;

capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement) and the other Loan Documents (as defined below), including, without limitation, all of the Obligations;

(b)                                 Those certain promissory notes that may be issued from time to time pursuant to the Credit Agreement, including (i) that certain Promissory Note, dated February 1, 2018, payable to the order of Providence Wattenberg, LP, in the original face amount of $12,500,000 and (ii) that certain Promissory Note, dated January 31, 2018, payable to the order of 5NR Wattenberg, LLC, in the original face amount of $12,500,000 (such promissory notes, as the same may from time to time be renewed, extended, supplemented, amended or modified, and all other promissory notes given in substitution therefor or in restatement, renewal or extension thereof, in whole or in part, being herein called the “Notes”);

(c)                                  All indebtedness and other obligations now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, the Credit Agreement, this Deed of Trust or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the “Secured Indebtedness” (as hereinafter defined) or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Notes or the Credit Agreement (the Notes, the Credit Agreement, this Deed of Trust, the other Security Instruments, and all such other instruments, agreements and certificates executed in connection with the Credit Agreement and this Deed of Trust being herein sometimes collectively called the “Loan Documents”);

(d)                                 All Grantor’s express and implied obligations assumed under the Leases identified in Exhibit A, including, but not limited to, warranties of title and all other express and implied obligations of Grantor thereunder;

(e)                                  All other future advances and sums paid by the Lenders and their successors and assigns on behalf or for the benefit of Grantor, or in satisfaction of obligations owed by Grantor to such Lenders;

(f)                                   All indebtedness and obligations, whether direct or indirect, primary or secondary, fixed or contingent assumed by Grantor hereunder, or relating to the enforcement of the rights of the “Holder” hereunder; and

(g)                                  Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.5, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

Section 1.6.                                 The indebtedness referred to in Section 1.5, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “Secured Indebtedness.”

Section 1.7.                                 Maximum Amount.  The aggregate unpaid principal amount of the Secured Indebtedness outstanding at any particular time (after having given effect to all advances and all repayments made prior to such time) which is secured by this Deed of Trust shall not aggregate in excess of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00).  Such amount does not in any way imply that Agent or the other Lenders are obligated to make any future advances to Mortgagor at any time unless specifically so provided in the Loan Documents.

ARTICLE II.

Representations, Warranties and Covenants

Section 2.1.                                 Representations.  Grantor represents, warrants, and covenants as follows:

(a)                                 Title and Permitted Encumbrances.  Grantor has, and Grantor covenants to maintain, good and marketable title to the Property, free and clear of all liens, security interests, and encumbrances except those permitted by Section 8.03 of the Credit Agreement (“Permitted Encumbrances”).  Grantor will defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof.  The ownership by Grantor of the Mortgaged Properties does and will, with respect to each well or unit identified on Exhibit A, entitle Grantor to receive (subject to the terms and provisions of this Deed of Trust) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well or unit equal to not less than the decimal or percentage share set forth, for such well or unit, in the column headed [“NRI”] on Exhibit A, and cause Grantor to be obligated to bear a decimal or percentage share of the cost of operation of such well or unit equal to not more than the decimal or percentage share set forth, for such well or unit, in the column headed [“WI”] on Exhibit A, except to the extent of any proportionate corresponding increase in net revenue interest.  The above-described shares of production which Grantor is entitled to receive and shares of expenses which Grantor is obligated to bear are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed), except, and only to the extent that, such changes are reflected in Exhibit A.  There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Agent as secured party except those covering Property permitted to be encumbered by Permitted Encumbrances pursuant to the Credit Agreement.  Upon request by Agent, Grantor will deliver to Agent schedules of all internal and third party information identifying the Mortgaged Properties (such as, for example, lease names and numbers assigned by Grantor or the operator of any Mortgaged Property, well and/or unit and/or property names and numbers assigned by purchasers of Production, and internal identification names and numbers used by Grantor in accounting for revenues, costs, and joint interest transactions attributable to the Mortgaged Properties).

(b)                                 Condition of Personal or Movable Property.  The equipment, inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Property operated by Grantor are and will remain in good repair and condition and are and will be adequate for the normal operation of the Property in accordance with prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Property.

(c)                                  Operation of Properties.  Grantor will or, to the extent that the right to operate is vested in others, will exercise its best efforts to require the operator to do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Properties in accordance with the generally accepted practices of prudent operators in the industry, including all actions that may be appropriate to protect from diminution the productive capacity of the Mortgaged Properties and each producing well thereon, including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level or formation each such well, and drilling a substitute or replacement well to conform to changed spacing regulations or to remedy any mechanical, engineering or operational difficulty encountered during the life of each such well, and to protect the Mortgaged Properties against drainage whenever, and as often as, is necessary.

(d)                                 Defense of Deed of Trust.  If the validity or priority of this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Grantor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to Agent and at Grantor’s own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Agent or Trustee (as the case may be) and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

(e)                                  Further Assurances.  Grantor covenants to, on request of Agent, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust, or in any other Loan Document, or in the execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be reasonably necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) reasonably desired by

Agent to protect the lien or the security interest hereunder against the rights or interests of third persons.  Grantor shall pay all reasonable costs connected with any of the foregoing.

(f)                                   Inspection of Properties.  Upon reasonable advanced written notice to Grantor from Agent, Grantor covenants to permit or cause to be permitted Agent, its agents, employees and representatives, at their own risk and expense (except during the continuance of a default, during which such examinations shall be at the expense of Grantor), to go upon, examine, inspect and remain on the Mortgaged Properties, and to go upon the derrick floor of any well or wells at any time drilled or being drilled thereon, and to strap, gauge, measure and inspect any and all tanks at any time on the Mortgaged Properties or holding oil, gasoline or casinghead gasoline therefrom; and Grantor shall do or cause to be done all things necessary and/or proper to enable Agent to exercise said rights whenever it so desires.

(g)                                  Payment of Rentals.  Grantor covenants to promptly pay and discharge or cause to be promptly paid and discharged all rentals, delay rentals, royalties and indebtedness accruing under, and to perform or cause to be performed each and every act, matter or thing required by each and all of the assignments, deeds, leases, subleases, contracts and agreements comprising a part of or affecting Grantor’s interests in the Mortgaged Properties, and to do or cause to be done all other things necessary to keep unimpaired Grantor’s rights with respect thereto and to prevent any forfeiture thereof or default thereunder.

Section 2.2.                                 Compliance by Operator.  As to any part of the Mortgaged Properties which is not a working interest, Grantor agrees to take all such action and to exercise all rights and remedies as are available to Grantor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Grantor, Grantor agrees to take all such action and to exercise all rights and remedies as are available to Grantor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

Section 2.3.                                 Performance on Grantor’s Behalf.  Grantor agrees that, if Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Agent, in Grantor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Agent and any money so paid by Agent shall be a demand obligation owing by Grantor to Agent (which obligation Grantor hereby expressly promises to pay) and Agent, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.  Each amount due and owing by Grantor to Agent and/or any Lender pursuant to this Deed of Trust shall bear interest each day, from the date of such expenditure or payment until paid, at the Default Rate; all such amounts, together with such interest thereon, shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust.

Section 2.4.                                 Recording.  Grantor will allow this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Agent shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 2.5.                                 Reporting Compliance.  Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Loan Documents and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Agent to furnish Agent with evidence of such compliance.

Section 2.6.                                 Release of Deed of Trust.  If all of the Secured Indebtedness is paid as the same becomes due and payable, the Credit Agreement has been terminated and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed and no further obligation exists to provide credit or advance funds to Grantor or the maker of any promissory note (or other obligor with respect to other indebtedness) secured hereby, then, at Grantor’s request, this Deed of Trust shall be released and Financing Statements terminated, in due form and at Grantor’s cost; provided, however, that, notwithstanding such release, certain indemnifications and other rights, which are provided herein to continue following the release hereof, shall continue in effect unaffected by such release; and provided that if any payment to any Lender, or Agent, is held to constitute a preference or a voidable transfer under applicable state or federal laws or if for any other reason any Lender, or Agent, is required to refund such payment to the payor thereof or to pay the amount thereof to any third party, this Deed of Trust shall be reinstated to the extent of such payment or payments.

ARTICLE III.

Assignment of Production,

Contract Rights and Proceeds

Section 3.1.                                 Assignment of Production.  Grantor does hereby absolutely and unconditionally assign, transfer and set over to Agent for the benefit of the Secured Parties all Production which accrues to Grantor’s interest in the Mortgaged Properties, all proceeds of such Production and all Payments in Lieu of Production (herein collectively referred to as the “Production Proceeds”), together with the immediate and continuing right to collect and receive such Production Proceeds.  Grantor directs and instructs any and all purchasers of any Production to pay to Agent all of the Production Proceeds accruing to Grantor’s interest until such time as such purchasers have been furnished with evidence that all Secured Indebtedness has been paid and that this Deed of Trust has been released; provided, however, that Grantor may continue to receive such Production Proceeds until such time as a default has occurred and is continuing and, as a result, Agent notifies such purchasers that such proceeds shall be paid directly to Agent.  Grantor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Agent.

Section 3.2.                                 Effectuating Payment of Production Proceeds to Agent.  Independent of the foregoing provisions and authorities herein granted, Grantor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Agent or that may be required by any purchaser of any Production for the purpose of effectuating payment of the Production Proceeds to Agent.  If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, Grantor’s interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Grantor shall, when received by Grantor, constitute trust funds in Grantor’s hands and shall be immediately paid over to Agent.  Without limitation upon any of the foregoing, Grantor hereby constitutes and appoints Agent as Grantor’s special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Agent may from time to time prescribe) in the name, place and stead of Grantor to do any and every act and exercise any and every power that Grantor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Grantor to Agent pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

(a)                                 Execute and deliver in the name of Grantor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Agent or which Agent may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

(b)                                 If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Agent;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Grantor might or could do if personally present; and Grantor shall be bound thereby as fully and effectively as if Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents.  The powers and authorities herein conferred upon Agent may be exercised by Agent through any person who, at the time of the execution of the particular instrument, is an officer of Agent.  The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid.  All persons dealing with Agent or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Agent that all the Secured Indebtedness is fully and finally paid.  Agent may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorneys’ fees) so incurred by Agent shall be a demand obligation of Grantor and shall be part of the Secured Indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

Section 3.3.                                 Change of Purchaser.  If a default has occurred and is continuing, should any person now or hereafter purchasing or taking Production fail to make payment promptly to Agent of the Production Proceeds, Agent shall, subject to then existing contractual prohibitions, have the right to make, or to require Grantor to make, a change of purchaser, and the right to designate or approve the new purchaser, and Agent shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

Section 3.4.                                 Application of Production Proceeds.  In the event Production Proceeds are received by Agent at a time that no default exists, such Production Proceeds shall be applied by Agent to the prepayment of the Secured Indebtedness in such manner and order and to such extent as provided by the Credit Agreement, with the remainder, if any, of the Production Proceeds to be paid over to Grantor or to Grantor’s order or to such other parties as may be entitled thereto by law.  If a default has occurred and is continuing, all Production Proceeds from time to time in the hands of Agent shall be applied by it toward the payment of all Secured Indebtedness (including principal, interest, attorneys’ fees and other fees and expenses) at such times and in such manner and order and to such extent as Agent deems advisable.

Section 3.5.                                 Release From Liability; Indemnification.  Agent and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Grantor for funds actually received by each.  Grantor agrees to indemnify and hold harmless Agent (for purposes of this paragraph, the term “Agent” shall include the directors, officers, partners, employees and agents of Agent and any persons or entities owned or controlled by or affiliated with Agent) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys’ fees and expenses) imposed upon, asserted against or incurred or paid by Agent by reason of the assertion that Agent received, either before or after payment in full of the Secured Indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Agent shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Agent in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys’ fees and other expenses of every character expended by Agent pursuant to the provisions of this section shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Agent and shall bear interest, from the date expended until paid, at the Default Rate.  The foregoing indemnities shall not terminate upon the Maturity Date or upon the release, foreclosure or other termination of this Deed of Trust but will survive the Maturity Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, and the repayment of the Secured Indebtedness and the discharge and release of this Deed of Trust and the other documents evidencing and/or securing the Secured Indebtedness.  WITHOUT LIMITATION, IT IS THE INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES)

WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY OR BY OPERATION OF STRICT LIABILITY.  However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

Section 3.6.                                 Grantor’s Absolute Obligation to Pay.  Nothing herein contained shall detract from or limit the obligations of Grantor to make prompt payment of the Loans, and any and all other Secured Indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay the same, and the rights under this Article III shall be cumulative of all other rights under the Loan Documents.

ARTICLE IV.

Waiver and Partial Release

Section 4.1.                                 The Agent, with the consent of the Lenders, may at any time and from time to time in writing:

(a)                                 Waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing;

(b)                                 Consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in writing; or,

(c)                                  Release any part of the Mortgaged Properties, or any interest therein, or any proceeds of Hydrocarbon sales from the lien of this Deed of Trust, without the joinder of the Trustee.

No such act by the Agent shall in any way impair the rights of the Agent and Lenders hereunder except to the extent specifically agreed to by the Agent and Lenders in such writing.

Section 4.2.                                 The lien and other security rights of the Agent and Lenders hereunder shall not be impaired by any indulgence, including but not limited to (a) any forbearance, renewal, extension or modification (whether one or more) which the Lenders may grant with respect to any Secured Indebtedness, or (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Lenders may grant in respect of any item of the Mortgaged Properties or any part thereof or any interest therein.

ARTICLE V.

Possession Until Default; Defeasance and Termination

Section 5.1.                                 Unless a default specified in Section 6.1 hereof shall occur and be continuing, Grantor shall retain full right to the Mortgaged Properties subject, however, to all of the terms and provisions of this Deed of Trust, including without limitation, the assignments under Article III.

ARTICLE VI.

Remedies Upon Default

Section 6.1.                                 Default.  The term “default” as used in this Deed of Trust shall mean the occurrence of an “Event of Default” as defined in the Credit Agreement.

Section 6.2.                                 Foreclosure.

(a)                                 If a default shall occur and be continuing, the Agent shall have the right and option to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places and otherwise in such manner and upon such notice as may be required by applicable law or, in the absence of any such requirements, as the Agent may deem appropriate, and to make conveyance to the purchaser or purchasers.

(b)                                 Upon the occurrence of any default, Agent may foreclose this Deed of Trust pursuant to the power of public sale contained herein in accordance with the laws of the State of Colorado, in which case Agent will (i) deliver to Trustee a written notice of default and election to cause Grantor’s interest in the Mortgaged Properties to be sold, and (ii) deposit with Trustee this Deed of Trust, and such receipts or evidence of the Secured Indebtedness as Trustee may require.  Upon receipt of such notice from Agent, Trustee shall give notice of sale and shall sell the Mortgaged Properties according to the laws of the State of Colorado.  The costs and expenses incurred by Agent in the exercise of any of the remedies provided in this Deed of Trust shall be secured by this Deed of Trust.

(c)                                  With regard to any part of the Mortgaged Property, it is agreed that the appraisement of any such properties is expressly waived at the option of the Agent, and any such option may be exercised prior to the time judgment is rendered in any foreclosure hereon.

(c)                                  Notwithstanding any other provision of this Section 6.2, if any of the Secured Indebtedness is not promptly paid, Agent shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

(d)                                 Notwithstanding any other provision, Agent shall also have the option to proceed with foreclosure in satisfaction of any Secured Indebtedness which has not been paid when due either through the courts or by proceeding with foreclosure.  It is further agreed that several sales may be made hereunder without exhausting the right of sale for any subsequent Secured Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Secured Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Secured Indebtedness.

(e)                                  The Mortgaged Property may be sold in one or more parcels and in such manner and order as Agent, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any default shall not be exhausted by any one or more sales.

(f)                                   Grantor agrees to the full extent that it lawfully may, that in the event of a default that has not been remedied, Agent shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Grantor, its successors or assigns, or its or their agents or servants.

(g)                                  Every right, power and remedy herein given to Agent shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Agent, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy.  No delay or omission by Agent in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

(h)                                 Grantor shall not be relieved of any obligation herein by reason of the failure of Agent to comply with any request of Grantor to foreclose the lien of this Deed of Trust or the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein.

(i)                                     Agent may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Deed of Trust or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Secured Indebtedness.  For payment of the Secured Indebtedness, Agent may resort to any other security therefor held by Agent in such order and manner as Agent may elect.

(j)                                    To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any event of default or of Agent’s election to exercise (or its actual exercise of) any right, remedy or recourse provided for hereunder; and (c) any right to a marshaling of assets.

(k)                                 In case Agent shall have proceeded to invoke any right, remedy or recourse permitted hereunder and shall thereafter elect to discontinue or abandon same for any reason, Agent shall have the unqualified right so to do and, in such an event, Grantor and Agent shall be restored to their former positions with respect to the Secured Indebtedness, this Deed of Trust, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Agent shall continue as if same had never been invoked.

Section 6.3.                                 Effective as Mortgage.  This instrument shall be effective as a mortgage as well as a deed of trust and, if a default has occurred and is continuing, may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent.  To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Properties to Agent.  In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his or her substitute or successor, Agent may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Deed of Trust as to such properties.  It is agreed that if Agent should institute a suit for the foreclosure of this Deed of Trust, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee or his or her substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Deed of Trust.

Section 6.4.                                 Remedies under the UCC.

(a)                                 In addition to and cumulative of any other remedies granted in this instrument to Agent or the Trustee, Agent may, in event of default, proceed under the UCC as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party under the UCC, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys’ fees and legal expenses thereby incurred by Agent, and toward payment of the Secured Indebtedness in such order or manner as Agent may elect.

(b)                                 Upon a default, Agent shall have the right (without limitation, subject to the UCC) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Agent, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

(c)                                  To the extent permitted by law, Grantor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Agent existing after default hereunder; and to the extent any such notice is required and cannot be waived, Grantor agrees that if such notice is mailed, postage prepaid, to Grantor at the address shown with debtor’s signature hereinbelow at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(d)                                 Agent is expressly granted the right to receive the monies, income, proceeds or benefits attributable or accruing to the Collateral and to hold the same as security for the Secured

Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Secured Indebtedness, in such order or manner as Agent may elect.  All rights to marshaling of assets of Grantor, including any such right with respect to the Collateral, are hereby waived.

(e)           All recitals in any instrument of assignment or any other instrument executed by Agent incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.

(f)            Should Agent elect to exercise its right under the UCC as to part of the personal property described herein, this election shall not preclude Agent or the Trustee from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property.

Section 6.5.           Proceeds of Foreclosure.  The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Agent through any proceedings for the enforcement hereof or otherwise, shall be applied:

FIRST, to the payment of all expenses incurred by Agent incident to the enforcement of this Deed of Trust, the Notes or any of the Secured Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to the Trustee acting), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Agent under this Deed of Trust or in executing any power hereunder;

SECOND, to payment of the Secured Indebtedness in such manner and order as provided by the Credit Agreement; and,

THIRD, to Grantor or as otherwise required by any governmental authority having jurisdiction over the application of such proceeds.

Section 6.6.           Grantor’s Waiver of Certain Rights.  To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created.  Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Deed of Trust to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Deed of Trust to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever.  If any law referred to in this section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

ARTICLE VII.

Miscellaneous

Section 7.1.           Notice to Account Debtors.  In addition to, but without limitation of, the rights granted in Article III and Article VI hereof, Agent may, at any time after a default has occurred that is continuing, notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Agent directly.

Section 7.2.           No Impairment of Security.  The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

Section 7.3.           Acts Not Constituting Waiver.  Any default may be waived without waiving any other prior or subsequent default.  Any default may be remedied without waiving the default remedied.  Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date.  No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time.  No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified.  No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances.  Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

Section 7.4.           Grantor’s Successors.  In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, then, without notice to Grantor, such successor or successors in interest may be dealt with, with reference to this Deed of Trust and to the indebtedness secured hereby, in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby.  No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

Section 7.5.           Subrogation to Existing Liens.  To the extent that proceeds of the secured indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced at Grantor’s request, and the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Grantor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

Section 7.6.           Application of Payments to Certain Indebtedness.  If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

Section 7.7.           Compliance With Usury Laws.  It is the intent of Grantor, Secured Parties and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect.  In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

Section 7.8.           Notices.  All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed).  Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of facsimile, upon receipt thereof, and (c) in the case of registered or certified United States mail, three days after deposit in the mail.  Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Agent, any Lender or Trustee of their respective rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

Section 7.9.           Invalidity of Certain Provisions.  A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 7.10.         Gender; Titles.  Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.  Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

Section 7.11.         Certain Consents.  Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Agent or any Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of such party, and such party shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

Section 7.12.         Certain Obligations of Grantor.  Without limiting Grantor’s obligations hereunder, Grantor’s liability hereunder shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Grantor’s obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

Section 7.13.         Authority of Agent.  The persons constituting the Lenders may, by agreement among them, provide for and regulate Agent’s exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Deed of Trust is recorded, (i) all persons other than Grantor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including, without limitation, appointment of substitute or successor trustee, or trustees, hereunder and the bidding in of all or any part of the secured indebtedness held by any one or more Lenders, whether the same be conducted under the provisions hereof or otherwise) of Agent, without inquiry into any such agreements or the existence of required consent or approval of any persons constituting the Lenders and without the joinder of any party other than Agent in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Agent.

Section 7.14.         Successors and Assigns.  The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Grantor, and the successors and assigns of Grantor, and shall inure to the benefit of Agent, Trustee and each person constituting a Lender and their respective successors and assigns, and shall constitute covenants running with the Mortgaged Properties.  Should the agency under which Agent serves be terminated, or otherwise cease to exist, Lenders (including the respective successors and assigns of each person constituting a Lender named herein) shall be deemed to be the successors to Agent.  All references in this Deed of Trust to Grantor, Agent, Trustee or Lenders shall be deemed to include all such successors and assigns.

Section 7.15.         CHOICE OF LAW.  WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS DEED OF TRUST SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE, AGENT OR THE LENDERS GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

THIS WRITTEN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed by their duly authorized undersigned officers effective as of February 1, 2018.

PETROSHARE CORP., as the Grantor

By:
Name: Frederick J. Witsell
Title: President

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this       day of               . 2018, by Frederick J. Witsell, President of PetroShare Corp., on behalf of said corporation.

Witness my hand and official seal.

Notary Public, State of

My commission expires:

The address of Grantor is:

PetroShare Corp.

9635 S. Maroon Circle, Suite 400

Englewood, CO 80112

Attention:   Frederick J. Witsell

- Signature Page to Deed of Trust, Mortgage,

Assignment of Production, Security Agreement and Financing Statement -

This Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement is executed by the undersigned solely for the purpose of acknowledging and accepting the benefits conferred on Grantee herein.

PROVIDENCE WATTENBERG, LP, as the Agent

By: Providence Wattenberg GP, LLC, its general partner

By:
Name:
Title:

STATE OF	§
§
COUNTY OF	§

This instrument was acknowledged before me on this       day of               . 2018, by                      ,                 of Providence Wattenberg GP, LLC, on behalf of said limited liability company, in its capacity as the general partner of Providence Wattenberg, LP.

Witness my hand and official seal.

Notary Public, State of

My commission expires:

The address of Agent is:

Providence Wattenberg, LP

16400 North Dallas Parkway, Suite 400

Dallas, TX 75248

Attention:

- Signature Page to Deed of Trust, Mortgage,

Assignment of Production, Security Agreement and Financing Statement -

EXHIBIT A

ATTACHED TO AND FORMING A PART OF THE

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,

SECURITY AGREEMENT AND FINANCING STATEMENT

This Exhibit A contains specific description of the “Lands,” “Leases,” “Mineral Interests”  and “Wells” comprising a portion of the “Mortgaged Properties”, as those terms are defined in the Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement (the “Deed of Trust”) to which this Exhibit A is attached.

LANDS

The Deed of Trust covers all right, title and interest the Mortgagor now owns or subsequently acquires in the following lands situated in Adams County, Colorado (“Lands”):

[see attached]

A-1